Fees Summary	Jan. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 44,160,000.00
Previously Paid Amount	4,861.12
Total Fee Amount	6,098.50
Total Offset Amount	0.00
Net Fee	$ 1,237.38